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                          UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 16, 2003
                                                  ---------------


                      PETMED EXPRESS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


                Commission file number 000-28827



           FLORIDA                                       65-0680967
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  (State or other jurisdiction                         (IRS Employer
of incorporation or organization)                   Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida               33069
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(Address of principal executive offices)                  (Zip Code)




 Registrant's telephone number, including area code: (954) 979-5995


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits

     (c)  Exhibits

Exhibit No.     Description
-----------     -----------

    99.1        Press Release issued by PetMed Express, Inc. on June
                16, 2003

Item 9.     Regulation FD Disclosure.

     On June 16, 2003, PetMed Express, Inc. issued a press release reporting its results for fiscal year ended March 31, 2003. The press release also contained net sales information relating to the first two months of its fiscal 2004. A copy of this news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 12.  Results of Operations and Financial Condition.

     See Item 9.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: June 16, 2003

By:   /s/  Menderes Akdag
   ------------------------------------
   Menderes Akdag

   Chief Executive Officer
   (principal executive officer)



By:  /s/  Bruce S. Rosenbloom
   ------------------------------------
   Bruce S. Rosenbloom

   Chief Financial Officer
   (principal financial and accounting officer)

                          EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

    99.1      Press Release issued by PetMed Express on June 16, 2003